VANGUARD(R)PREFERRED STOCK FUND

SEMIANNUAL REPORT

APRIL 30, 2001

[PHOTO OF SHIP]

[THE VANGUARD GROUP LOGO]

SOME LESSONS FROM THE MARKETS
Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:
o THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.
o DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.
o PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY
o Vanguard Preferred Stock Fund returned -0.4% in the first half of its fiscal year.
o The fund will be liquidated on July 27, after more than 25 years in operation.




CONTENTS
1 Letter from the Chairman
4 Fund Profile
5 Glossary of Investment Terms
6 Performance Summary
7 Financial Statements

LETTER
 from the Chairman

FELLOW SHAREHOLDER,
VANGUARD PREFERRED STOCK FUND returned -0.4% during the six months ended April 30, 2001. The fund's total return (capital change plus reinvested dividends) is based on a decline in net asset value from $8.84 per share on October 31, 2000, to $8.49 per share on April 30, 2001, and is adjusted for the reinvestment of dividends totaling $0.32 per share paid from net investment income.

     As you know, Vanguard Preferred Stock Fund's board of trustees has decided to close and liquidate the fund. On July 27, the fund's assets will be distributed to investors. In preparation for the closing, the fund stopped accepting new accounts and additional investments on April 6.

     After careful consideration, the board decided that liquidating the fund was in the best interest of its shareholders. When the fund was launched in 1975, corporations that invested in certain preferred stocks were permitted to deduct 100% of the income they received--a feature that made these preferreds, and mutual funds devoted to them, an attractive investment for many companies. Though the deduction was later reduced to 70%, preferreds continued to make sense for many corporate investors. Ultimately, however, the lower deduction--combined with the introduction of other securities that offered more appealing tax breaks to corporations--resulted in a severe drop-off in the issuance of preferred stocks that were eligible for the federal intercorporate dividends-received deduction (DRD).

     The fund made several moves to adapt to the changing environment--for example, in March 2000 the board of trustees broadened the fund's investment options by allowing the adviser to purchase non-DRD-eligible securities.
However, the board finally concluded that the changes in the market made it unlikely that investor interest in the fund would revive.

     Investors who remain in the fund until the July 27 liquidation date will receive their money in the form of a check or will have their assets transferred to a Vanguard money market account.

FINANCIAL MARKETS IN REVIEW
Yields of all but the longest-term bonds declined during the six months ended April 30, 2001. The yield of the 30-year U.S. Treasury bond held steady at 5.79%, but yields of shorter-term securities fell sharply, reflecting the Federal Reserve Board's aggressive moves to pump up economic growth by lowering interest rates. The Fed pushed down its target for short-term interest rates by a total of 2 percentage points during the half-year in reaction to the rapidly deteriorating economic picture. As the six months progressed, analysts and investors alike grew increasingly concerned about slower economic growth, declining corporate profits, inventory problems at many companies--particularly technology-related businesses--and a spate of layoffs.


MARKET BAROMETER                                       Total Returns
                                                Periods Ended April 30, 2001
                                               Six           One        Five
                                            Months          Year       Years*
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                  -12.1%        -13.0%        15.6%
Russell 2000 Index (Small-caps)              -1.8          -2.9           8.3
Wilshire 5000 Index (Entire market)         -13.1         -14.1          13.6
MSCI EAFE Index (International)              -7.9         -16.1           4.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)   6.2%         12.4%         7.5%
Lehman 10 Year Municipal Bond Index           4.0           9.9          6.4
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                    2.8           5.9          5.3
================================================================================
CPI
Consumer Price Index                          1.7%          3.3%         2.5%
--------------------------------------------------------------------------------
*Annualized.

     Lower interest rates were good news for bonds. The Lehman Brothers Aggregate Bond Index returned 6.2% for the six months, well ahead of most stock market measures.

     The table above presents the six-month returns of various segments of the stock and bond markets.

PERFORMANCE OVERVIEW
Vanguard Preferred Stock Fund's six-month return of -0.4% was below those of our average peer and the unmanaged index that we have typically used to gauge our performance. However, such comparisons are irrelevant this time because, to prepare for its closing, your fund sold its preferred stock investments and invested the proceeds in U.S. Treasury securities. This move was necessary to protect shareholders from the loss of value that might have occurred if the fund attempted to sell its holdings after news about the liquidation became public.

     We will take this opportunity to thank Wellington Management Company, which has served as the fund's investment adviser since its inception 25 years ago. In particular, we wish to acknowledge the dedication and skill of Earl E. McEvoy, a senior vice president at Wellington, who directed the fund's investments very skillfully for more than 18 years. During Mr. McEvoy's tenure, the fund provided an excellent average annual return of 9.5%.

IN SUMMARY
Because this is our last report to you as shareholders of Vanguard Preferred Stock Fund, we would like to thank you for the trust and confidence you placed in us. We close this letter in the way we have done so often in the past: We believe that the surest route to long-term investment success is to build a mix of funds--stock funds, bond funds, and short-term reserves--that meets your needs and to stick with your program regardless of what the financial markets throw your way.

     And of course we hope that, as you search for mutual funds to round out your investment plan--or to replace the investment you made in Vanguard Preferred Stock Fund--you'll consider our diverse lineup of low-cost indexed and actively managed funds.

Sincerely,

/s/
John J. Brennan

May 10, 2001

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer

FUND PROFILE                              As of April 30, 2001
 for Preferred Stock Fund

This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 5.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
Yield                                  4.8%
Average Maturity                  8.7 years
Average Quality                    Treasury
Expense Ratio                        0.40%*
--------------------------------------------------------------------------------
*Annualized.


--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
 (% of portfolio)
Treasury                            100.0%
--------------------------------------------------------------------------------

GLOSSARY
 of Investment Terms

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 for Preferred Stock Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     October 31, 1990-April 30, 2001
--------------------------------------------------------------------------------
                     PREFERRED STOCK FUND                  MERRILL LYNCH INDEX*

FISCAL              CAPITAL     INCOME       TOTAL                  TOTAL
YEAR                RETURN      RETURN      RETURN                 RETURN
--------------------------------------------------------------------------------
1991                10.2%       10.6%       20.8%                   28.8%
1992                 2.9         8.4        11.3                    13.5
1993                 7.2         8.4        15.6                    10.4
1994               -15.2         6.7        -8.5                    -5.0
1995                15.1         8.7        23.8                    18.0
1996                 0.6         7.4         8.0                     7.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     PREFERRED STOCK FUND                  MERRILL LYNCH INDEX*

FISCAL              CAPITAL     INCOME       TOTAL                TOTAL
YEAR                RETURN      RETURN      RETURN                RETURN
--------------------------------------------------------------------------------
1997                5.2%         7.2%       12.4%                 8.8%
1998                1.9          6.1         8.0                  6.4
1999               -7.8          5.3        -2.5                  1.2
2000               -6.4          6.4         0.0                  0.4
2001**             -4.0          3.6        -0.4                  6.5
--------------------------------------------------------------------------------
*Merrill Lynch Perpetual Preferred Index through January 1997; Merrill Lynch DRD-Eligible Preferred Index through February 2000; Merrill Lynch Fixed Rate Preferred Stock Index thereafter.
**Six months ended April 30, 2001.
See Financial Highlights table on page 10 for dividend and capital gains information for the past five years.

FINANCIAL STATEMENTS
 April 30, 2001 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                              FACE                      MARKET
                                            AMOUNT                      VALUE*
PREFERRED STOCK FUND                         (000)                       (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (98.7%)
--------------------------------------------------------------------------------
U.S. Treasury Notes
  4.625%, 2/28/2003                        $10,000                  $   10,052
  5.00%,  2/15/2011                         15,000                      14,623
  5.375%, 2/15/2031                         15,000                      14,152
  5.75%,  8/15/2003                         15,000                      15,428
  5.75%, 11/15/2005                         15,000                      15,520
  5.75%,  8/15/2010                         15,000                      15,378
  6.125%, 8/15/2007                         20,000                      21,061
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $107,920)                                                      106,214
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (4.2%)
--------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 4.56%, 5/1/2001
 (Cost $4,573)                               4,573                       4,573

--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.9%)
 (Cost $112,493)                                                       110,787
--------------------------------------------------------------------------------
                                                                        Market
                                                                        Value*
                                                                         (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.9%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                $    1,494
Payables for Capital Shares Redeemed                                    (4,540)
Other Liabilities                                                         (109)
                                                                     -----------
                                                                        (3,155)
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 12,681,463 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)
                                                                      $107,632
================================================================================
NET ASSET VALUE PER SHARE                                                $8.49
================================================================================
*See Note A in Notes to Financial Statements.


--------------------------------------------------------------------------------
AT APRIL 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                            Amount                Per
                                             (000)              Share
--------------------------------------------------------------------------------
Paid-in Capital                           $140,922             $11.11
Undistributed Net
 Investment Income                             112                .01
Accumulated Net Realized Losses            (31,696)             (2.50)
Unrealized Depreciation--Note E             (1,706)              (.13)
--------------------------------------------------------------------------------
NET ASSETS                                $107,632             $ 8.49
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                            PREFERRED STOCK FUND
                                                 SIX MONTHS ENDED APRIL 30, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                         $      5,517
 Interest                                                                   889
--------------------------------------------------------------------------------
 Total Income                                                             6,406
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B                                           137
 The Vanguard Group--Note C
  Management and Administrative                                             212
  Marketing and Distribution                                                 13
 Custodian Fees                                                               3
 Shareholders' Reports                                                        8
--------------------------------------------------------------------------------
Total Expenses                                                              373
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     6,033
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (19,865)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION) OF INVESTMENT SECURITIES                                 13,622
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $       (210)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                       PREFERRED STOCK FUND
                                             -----------------------------------
                                                 SIX MONTHS               YEAR
                                                      ENDED              ENDED
                                              APR. 30, 2001      OCT. 31, 2000
                                                      (000)               (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                             $ 6,033             $ 15,679
 Realized Net Gain (Loss)                          (19,865)             (11,638)
 Change in Unrealized Appreciation (Depreciation)   13,622               (6,972)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
  Resulting from Operations                           (210)              (2,931)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                             (6,887)             (15,890)
  Realized Capital Gain                                  --                   --
--------------------------------------------------------------------------------
 Total Distributions                                (6,887)             (15,890)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                              9,849               23,063
 Issued in Lieu of Cash Distributions                4,828               11,381
 Redeemed                                         (104,059)            (126,064)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
  Capital Share Transactions                       (89,382)             (91,620)
--------------------------------------------------------------------------------
 Total Increase (Decrease)                         (96,479)            (110,441)
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                               204,111              314,552
--------------------------------------------------------------------------------
 End of Period                                    $107,632             $204,111
================================================================================
1Shares Issued (Redeemed)
 Issued                                              1,108                2,578
 Issued in Lieu of Cash Distributions                  546                1,280
 Redeemed                                          (12,066)             (14,085)
--------------------------------------------------------------------------------
  Net Decrease in Shares Outstanding               (10,412)             (10,227)
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------
                                                            PREFERRED STOCK FUND
                                                            YEAR ENDED OCTOBER 31,

FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED  ------------------------------------------------
THROUGHOUT EACH PERIOD                    April 30, 2001       2000     1999     1998     1997     1996
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $8.84      $9.44   $10.36   $10.17   $ 9.67    $9.61
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               .29        .59     .590      .58      .63      .69
 Net Realized and Unrealized Gain (Loss)
  on Investments                                    (.32)      (.60)   (.825)     .22      .53      .04
----------------------------------------------------------------------------------------------------------
  Total from Investment Operations                  (.03)      (.01)   (.235)     .80     1.16      .73
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income               (.32)      (.59)   (.560)    (.61)    (.66)    (.67)
 Distributions from Realized Capital Gains            --         --    (.125)      --       --       --
----------------------------------------------------------------------------------------------------------
  Total Distributions                               (.32)      (.59)   (.685)    (.61)    (.66)    (.67)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $8.49      $8.84   $ 9.44   $10.36   $10.17    $9.67
==========================================================================================================
TOTAL RETURN                                      -0.44%      0.03%   -2.47%    8.00%   12.44%    8.04%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                $108       $204     $315     $381     $320     $286
Ratio of Total Expenses to
  Average Net Assets                              0.40%*      0.39%    0.36%    0.36%    0.37%    0.39%
Ratio of Net Investment Income to
  Average Net Assets                              6.42%*      6.47%    5.76%    5.60%    6.41%    7.23%
Portfolio Turnover Rate                            201%*         6%      11%      39%      34%      31%
==========================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Preferred Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

     The board of trustees has approved the liquidation of the fund. Effective April 6, 2001, the fund ceased to accept new investments from shareholders. The fund has sold its preferred stock holdings and will invest only in U.S. Treasury securities and temporary cash investments until the liquidation is complete; net investment income is expected to be distributed to shareholders monthly. On July 27, 2001, the fund plans to redeem all its remaining shares and distribute the proceeds to the shareholders.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income through its liquidation date. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Premiums and discounts on debt securities purchased are amortized and accreted to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended April 30, 2001, the advisory fee represented an effective annual rate of 0.15% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. At April 30, 2001, the fund had contributed capital of

$37,000 to Vanguard (included in Other Assets), representing 0.03% of the fund's net assets and 0.04% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the six months ended April 30, 2001, the fund sold $191,168,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $180,412,000 and $73,466,000, respectively.

     At October 31, 2000, the fund had available a capital loss carryforward of $11,748,000 to offset future net capital gains of $110,000 through October 31, 2007, and $11,638,000 through October 31, 2008.

E. At April 30, 2001, unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $1,706,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

THE PEOPLE
WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

Raymond J. Klapinsky, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

Thomas J. Higgins, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
                Founder; Chairman and Chief Executive, 1974-1996.

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All  comparative  mutual fund data are from Lipper  Inc. or  Morningstar,  Inc., unless otherwise noted.

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All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q382 062001